COMPASS 2 AND 3 VARIABLE ACCOUNTS:

                     Government Securities Variable Account

                      Supplement to the Current Prospectus

Effective April 1, 2006, the applicable portion of the Portfolio Managers section of the Prospectus is hereby revised as follows:

Portfolio Managers

Information regarding the portfolio manager of the variable account is set forth below. Further information regarding the variable account's portfolio manager, including other accounts managed, compensation, ownership of variable account units and possible conflicts of interest, is available in the variable account's SAI. The portfolio manager is primarily responsible for the day-to-day management of the variable account.

Portfolio Manager                   Primary Role            Since     Title and Five Year History
Geoffrey L. Schechter,            Portfolio Manager         April     Senior  Vice  President  of MFS;  employed in the
Supported   by   the   Fixed                                2006      investment management area of MFS since 1993.
Income Strategy Group


                 The date of this Supplement is March 28, 2006.